Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

13. Shareholders' Equity

The number of shares outstanding as of December 31, 2011 was 89,293,127.

DIVIDENDS	2011	2010	2009

Cash dividend paid per share	$1.73	$0.65	$0.21
Cash dividend declared per share	$1.78	$1.05	$—

OTHER COMPREHENSIVE (LOSS) INCOME / ENDING BALANCE1)	2011	2010	2009

Cumulative translation adjustments	$38.4	$81.0	$110.6
Net gain/loss of cash flow hedge derivatives	—	0.0	(0.2)
Net pension liability	(80.7)	(44.6)	(36.1)

Total (ending balance)	$(42.3)	$36.4	$74.3

Deferred taxes on cash flow hedge derivatives	$—	$0.0	$0.0
Deferred taxes on the pension liability	$45.5	$25.0	$20.8

1)	The components of Other Comprehensive (Loss) Income are net of any related income tax effects.

Equity and Equity Units Offering

On March 30, 2009, the Company sold, in an underwritten registered public offering, approximately 14.7 million common shares from treasury stock and 6.6 million equity units (the Equity Units), listed on the NYSE as Corporate Units, for an aggregate stated amount and public offering price of $235 million and $165 million, respectively. "Equity Units" is a term that describes a security that is either a Corporate Unit or a Treasury Unit, depending upon what type of note is used by the holder to secure the forward purchase contract (either a Note or a Treasury Security, as described below). The Equity Units initially consisted of a Corporate Unit which is (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of $25, on the purchase contract settlement date of April 30, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement, a certain number (at the Settlement Rate outlined in the Purchase Contract and Pledge Agreement) of shares of Common Stock; and (ii) a 1/40, or 2.5%, undivided beneficial ownership interest in a $1,000 principal amount of the Company's 8% senior notes due 2014 (the Senior Notes).

The Settlement Rate is based on the applicable market value of the Company's common stock on the settlement date. The minimum and maximum number of shares to be issued under the purchase contracts, calculated at December 31, 2011, is 5.7 million, if the Autoliv share price is $19.20 or higher, and 6.9 million, if the price is $16.00 or less, giving effect to the dividends paid in 2011 and 2010, totalling $154.3 million and $57.7 million, respectively, and the exchange of Equity Units discussed below.

The Company intends to remarket the Notes prior to March 31, 2012 whereby the interest rate on the Senior Notes will be reset and certain other terms of the Senior Notes may be modified in order to generate sufficient remarketing proceeds to satisfy the Equity Unit holders' obligations under the purchase contract. If the Senior Notes are not successfully remarketed, then a put right of holders of the notes will be automatically exercised unless such holders (a) notify the Company of their intent to settle their obligations under the purchase contracts in cash, and (b) deliver $25 in cash per purchase contract, by the applicable dates specified by the purchase contracts. Following such exercise and settlement, the Equity Unit holders' obligations to purchase shares of Common Stock under the purchase contracts will be satisfied in full, and the Company will deliver the shares of Common Stock to such holders.

The Company allocated proceeds received upon issuance of the Equity Units based on relative fair values at the time of issuance. The fair value of the purchase contract at issuance was $3.75 and the fair value of the note was $21.25. The discount on the notes is amortized using the effective interest rate method. Accordingly, the difference between the stated rate (i.e. cash payments of interest) and the effective interest rate is credited to the value of the notes. Thus, at the end of the three years, the notes will be stated on the balance sheet at their face amount. The Company allocated 1% of the 6% of underwriting commissions paid to the debt as deferred charges based on commissions paid for similar debt issuances, but including factors for market conditions at the time of the offering and the Company's credit rating. The deferred charges are being amortized over the life of the note (until remarketing day) using the effective interest rate method. The remaining underwriting commissions of 5% were allocated to the equity forward and recorded as a reduction to paid-in capital.

In May and early June 2010, pursuant to separately negotiated exchange agreements with holders representing an aggregate of 2.3 million Equity Units, the Company issued an aggregate of 3.1 million shares of Autoliv's common stock from the treasury and paid an aggregate of $7.4 million in cash to these holders in exchange for their Equity Units. While the remaining aggregate interest coupons for each Equity Unit amounts to $4, the average cost in these transactions was $3.14 per unit, a discount of 22%. Each of the separately negotiated exchanges is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereof. Following the exchanges, 4,250,920 Equity Units remain outstanding.

As a result of these transactions, the Company recognized approximately $12 million as a loss on debt extinguishment within its Consolidated Statements of Income for the year ended December 31, 2010. The repurchases of the equity units increased Total Equity by $57 million.

Share Repurchase Program

In total, Autoliv has repurchased 34.3 million shares between May 2000 and September 2008 for cash of $1,473.2 million, including commissions. Of the total amount of repurchased shares, 14.7 million shares were utilized for the equity offering in 2009, 3.1 million shares were utilized for the repurchase of equity units in second quarter of 2010, and 3.1 million shares were utilized by the Stock Incentive Plan whereof 0.3 million, 0.8 million and 0.1 million were utilized during 2011, 2010 and 2009, respectively. At December 31, 2011, 13.5 million of the repurchased shares remain in treasury stock, of which 5.7-6.9 million shares will be used, on April 30, 2012, for the settlement of the purchase contract component of the equity units.

In 2007, the Board of Directors approved an expansion of the Company's existing Stock Repurchase Program. Under this mandate, another 3,188,045 Autoliv shares may be repurchased.